UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 of 15(d) of the Securities and Exchange Act of 1934


        Date of report (date of earliest event reported): April 30, 2008



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)




       Delaware                    1-9102                      77-0100596
   (State or other        (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                          Identification No.)
    incorporation)


245 South Los Robles Avenue
    Pasadena, California                                           91101
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (626) 683-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Items 5.02.       Departure of Directors or Certain Officers; Election of
                  -------------------------------------------------------
                  Directors;  Appointment of Certain  Officers; Compensatory
                  ----------------------------------------------------------
                  Arrangements of Certain Officers.
                  ---------------------------------

(b)

         On April 30, 2008, Javier Solis, Executive Vice President, Secretary and General Counsel of Ameron International Corporation ("Ameron"), notified Ameron of his intent to resign as an officer of Ameron effective as of May 26, 2008, in connection with his planned retirement following a transition period. Pursuant to an agreement between Mr. Solis and Ameron, dated April 30, 2008, Mr. Solis will continue to be employed by Ameron in the capacity of Special Counsel from May 27, 2008 through June 7, 2009 (the "Transition Period"). Mr. Solis' compensation and benefits will be reduced from their current levels during the Transition Period. The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

         Stephen E. Johnson has been appointed the new Senior Vice President, Secretary and General Counsel of Ameron, effective as of May 27, 2008.


Item 9.01.        Financial Statement and Exhibits.
                  ---------------------------------

The following exhibits are filed as part of this report.

Exhibit                                   Description
-------           --------------------------------------------------------------

10.1 Agreement, dated April 30, 2008, between Ameron International Corporation and Javier Solis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 2, 2008

                         AMERON INTERNATIONAL CORPORATION


                         By:      /s/James R. McLaughlin
                                  ----------------------
                         Name:    James R. McLaughlin
                         Title:   Senior Vice President-Chief Financial Officer
                                  & Treasurer